UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 13, 2014 (June 11, 2014)

ARLINGTON ASSET INVESTMENT CORP.

(Exact name of Registrant as specified in its charter)

Virginia	54-1873198	001-34374
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)	(Commission File Number)

1001 Nineteenth Street North

Arlington, VA 22209

(Address of principal executive offices) (Zip code)

(703) 373-0200

(Registrant’s telephone number including area code)

N/A

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company held its annual meeting of shareholders (the “Annual Meeting”) on June 11, 2014. At the annual meeting, the shareholders voted on (i) the election of Eric F. Billings, Daniel J. Altobello, Daniel E. Berce, David W. Faeder, Peter A. Gallagher, Ralph S. Michael, III and J. Rock Tonkel, Jr. to the Company’s Board of Directors for one-year terms expiring at the 2015 annual meeting of shareholders, (ii) the advisory vote on executive compensation, and (iii) a proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2014. The shareholders elected all seven nominees for director, approved the executive compensation, and approved the ratification of the appointment of PricewaterhouseCoopers LLP.

To permit additional time to solicit shareholder votes for Proposal No. 2 contained in the Company's definitive proxy statement for the Annual Meeting as filed with the Securities and Exchange Commission on April 9, 2014 (the "Proxy Statement"), the Annual Meeting with respect to this proposal was adjourned June 11, 2014, at approximately 9:30 a.m., Eastern Time and scheduled to reconvene on Tuesday, July 15, 2014 at 10:00 a.m. Eastern Time at the Company’s offices, located at 1001 Nineteenth Street North, Suite 1900, Arlington, Virginia 22209 for the purpose of holding the shareholder vote on Proposal No. 2. As of June 13, 2014, shareholders voting on this proposal had overwhelmingly voted in the favor of Proposal No. 2, but only approximately 45% had voted on this matter. A copy of the press release announcing the adjournment of the Annual Meeting for Proposal No. 2 is attached hereto as Exhibit 99.1.

The full results of the matters voted on at the annual meeting are set forth below:

Proposal No. 1 — Election of Directors:

Nominee for Director	For	Withheld	Broker Non-Votes
Eric F. Billings	9,088,196	280,920	8,625,180
Daniel J. Altobello	9,058,657	310,459	8,625,180
Daniel E. Berce	9,122,097	247,019	8,625,180
David W. Faeder	9,114,087	255,029	8,625,180
Peter A. Gallagher	9,111,666	257,450	8,625,180
Ralph S. Michael, III	9,085,437	283,679	8,625,180
J. Rock Tonkel, Jr.	9,120,270	248,846	8,625,180

Proposal No. 3 — Advisory Vote on Executive Compensation

For	Against	Abstain	Broker Non-Votes
8,648,588	554,666	165,862	8,625,180

Proposal No. 4 — Ratification of the Appointment of the Company’s Independent Registered Public Accounting Firm:

For	Against	Abstain	Broker Non-Votes
17,705,507	223,590	65,199	*

*	No broker non-votes arose in connection with Proposal No. 4, due to the fact that the matter was considered “routine” under NYSE rules.

Item 7.01.	Regulation FD Disclosure.

On June 13, 2014, the Company issued a press release relating to the adjournment of the shareholder vote on Proposal No. 2 contained in the Proxy Statement. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section. Furthermore, Exhibit 99.1 furnished pursuant to Item 9.01 shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended.

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Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Arlington Asset Investment Corp. Press Release dated June 13, 2014.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ARLINGTON ASSET INVESTMENT CORP.

Date: June 13, 2014	By:	/s/ Kurt R. Harrington
	Name:	Kurt R. Harrington
	Title:	Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Arlington Asset Investment Corp. Press Release dated June 13, 2014.